UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2020 (May 12, 2020)

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NKSH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 12, 2020, National Bankshares, Inc. held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 6,489,574 shares of the Company’s common stock were entitled to vote as of March 11, 2020, the record date for the Annual Meeting.  There were 5,527,506 shares, or 85.18%, present at the Annual Meeting in person or by proxy which constituted a quorum, and the stockholders voted on three proposals.

Proposal No. 1 – Vote on Directors

The stockholders elected four Class 3 directors to serve a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders.  The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Charles E. Green III	4,090,085	60,030	1,377,391
Mildred R. Johnson	4,025,090	125,025	1,377,391
William A. Peery	4,101,093	49,022	1,377,391
James C. Thompson	4,098,084	52,031	1,377,391

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting:  Lawrence J. Ball, F. Brad Denardo, John E. Dooley, Michael E. Dye, Norman V. Fitzwater III, Mary G. Miller, Glenn P. Reynolds and J. Lewis Webb, Jr.

Proposal No. 2 – Advisory (Non-Binding) Vote to Approve Named Executive Officer Compensation

The stockholders approved a non-binding advisory vote to approve the compensation of the Company’s named executive officers.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,183,221	801,857	168,666	1,373,761

Proposal No. 3 –Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders voted to ratify the Company’s Board of Directors’ appointment of Yount, Hyde & Barbour, P.C. to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2020.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
5,490,340	23,132	14,034	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date: May 14, 2020

By: /s/ F. Brad Denardo
F. Brad Denardo Chairman, President and CEO

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